UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2023

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

12400 High Bluff Drive, Suite 600

San Diego, California 92130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting of Evofem Biosciences, Inc. (the “Company”) held on March 15, 2023 (the “Special Meeting”), the Company’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), as amended, to effect a one-time reverse stock split of the Company’s Common Stock, to effectuate a reverse stock split of the outstanding shares of the Company’s common stock by a ratio of not less than 1-for-20 and not more than 1-for-125 at any time on or prior to March 15, 2024, with the exact ratio to be set at a whole number within such range by the Company’s board of directors (the “Board”), at the sole discretion of the Company (the “Reverse Stock Split”). The Company determined it was in the best interest of the Company to effect a reverse split at a ratio of 1-for-125. The Company’s total authorized Common Stock remains unchanged.

On May 2, 2023, the Company filed with the Secretary of State of the State of Delaware the Certificate of Amendment to effectuate the Reverse Stock Split at a ratio of 1-for-125, in accordance with the General Corporation Law of the State of Delaware, effective May 3, 2023. On May 17, 2023, the Company filed with the Secretary of State of the State of Delaware a Certificate of Correction (the “Certificate of Correction”) to change the effective time of the Reverse Stock Split from May 3, 2023 to May 18, 2023. As a result, the Reverse Stock Split will become effective upon the open of trading on the OTC Venture Market on May 18, 2023 (the “Effective Time”). The Company’s Common Stock will trade on the OTC Venture Market under the symbol “EVFMD”, and after twenty (20) business days, the Company’s Common Stock will continue to trade on the OTC Venture Market under the symbol “EVFM.” The new CUSIP number for the common stock following the Reverse Stock Split will be 30048L302.

At the Effective Time, every 125 shares of the Company’s issued and outstanding Common Stock (and such shares held in treasury) will automatically be converted into one share of Common Stock, without any change in the par value per share. In addition, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding stock options, stock appreciation rights, convertible notes and warrants to purchase shares of Common Stock, the number of shares issuable upon the vesting of all restricted stock awards, and the number of shares of Common Stock reserved for issuance pursuant to the Company’s equity incentive compensation plans. Any stockholder who would otherwise be entitled to a fractional share of Common Stock created as a result of the Reverse Stock Split shall be entitled to receive a cash payment equal to the product of such resulting fractional interest in one share of Common Stock multiplied by the closing trading price of the Common Stock on the trading day immediately preceding the Effective Time.

The above descriptions of the Certificate of Amendment, the Certificate of Correction, and the Reverse Stock Split is qualified in its entirety by reference to the Certificate of Amendment and Certificate of Correction, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On May 17, 2023, Evofem Biosciences, Inc. issued a press release announcing the above referenced Reverse Stock Split A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under Item 5.03 and Item 7.01 of this Current Report on Form 8-K (this “Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (“Commission”), reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating), or achievements to differ from the future results, performance (financial or operating), or achievements expressed or implied by such forward-looking statements. Such future results are based upon the Company’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks associated with the Reverse Stock Split and the risks set forth in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Evofem Biosciences, Inc., filed May 2, 2023.
3.2	Certificate of Correction, filed May 17, 2023.
99.1	Press Release dated May 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: May 17, 2023	By:	/s/ Saundra Pelletier
Sandra Pelletier
Chief Executive Officer

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